Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB ("Form 10-QSB") of Crawford Lake Mining. (the "Company") for the three month period ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Denis Gallant, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                /s/ Denis Gallant
                             ---------------------------
                                  Denis Gallant
                    Chief Executive Officer, Chief Financial Officer
                               September 21, 2006